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Exhibit 99.4

VOTING AGREEMENT

        This VOTING AGREEMENT (this "Agreement") is made and entered into as of August       , 2009, by and between Smart Business Holdings, Inc. a Delaware corporation (the "Company"), and the undersigned stockholder ("Stockholder") of LECG Corporation, a Delaware corporation ("Parent").

BACKGROUND

        A.    Parent, the Company and certain other parties plan to enter into an Agreement and Plan of Merger dated as of the date hereof (the "Merger Agreement"), which provides for, among other things, (i) the merger of a wholly-owned subsidiary of Parent with and into the Company, with the Company as the surviving corporation (the "First Step Merger"), and (ii) the merger of the Company, as successor to the First Step Merger, with and into a second wholly-owned subsidiary of Parent, with said subsidiary as the surviving entity (together with the First Step Merger, the "Merger").

        B.    Stockholder is the record holder and beneficial owner of the number and type of Shares (as defined below) indicated on Exhibit A hereto.

        C.    In consideration of the execution of the Merger Agreement by the Company and as an inducement and a condition to the willingness of the Company to enter into the Merger Agreement, Stockholder (in his, her or its capacity as such) has agreed to vote the Shares held by him, her or it, and to certain other obligations, as set forth herein.

AGREEMENT

        The parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE 1
DEFINITIONS

        1.1   Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Merger Agreement. As used in this Agreement, the following terms shall have the following meanings:

          (a)   "beneficial owner" has the meaning given to such term in Rule 13d-3 under the Exchange Act (and phrases such as "beneficially own" have correlative meanings).

          (b)   "Effective Time" means the time of the consummation of the Merger.

          (c)   "Expiration Date" means the earlier to occur of (i) such date and time as the Merger Agreement shall have been terminated pursuant to Article 6 thereof or (ii) the Effective Time.

          (d)   "Person" means any individual, firm, corporation, partnership, company, limited liability company, division, trust, joint venture, association, governmental authority or other entity or organization.

          (e)   "Shares" means: (i) all voting shares of capital stock of Parent owned beneficially by Stockholder as of the date of this Agreement and (ii) all additional shares of voting capital stock of Parent of which Stockholder acquires beneficial ownership during the period from the date of this Agreement until the Expiration Date (whether by the exercise of any stock options or otherwise).

          (f)    "Transfer" means any transaction by which a Person directly or indirectly sells, transfers or otherwise disposes of a security or any interest therein, or enters into any contract, option, commitment or other arrangement or understanding with respect to the direct or indirect sale, transfer, assignment or other disposition of (including, without limitation, by the creation of a lien) any security or any interest therein.

ARTICLE 2
RESTRICTIONS ON TRANSFER; NO SOLICITATION

        2.1   During the period from the date of this Agreement through the Expiration Date, Stockholder shall not cause or permit to be effected any Transfer of any of the Shares. This Section 2.1 shall not prohibit a Transfer upon the death of a Stockholder or a Transfer for bona fide estate planning purposes, provided that the transferee in such case has executed a binding joinder to this Agreement. Any purported Transfer in violation of this Section 2.1 shall be void for all purposes.

        2.2   During the period from the date of this Agreement through the Expiration Date, Stockholder shall not deposit, or permit the deposit of, any Shares into a voting trust, grant any proxy in respect of the Shares, or enter into any voting agreement or similar arrangement or commitment if any of the foregoing would be in contravention of the obligations of Stockholder under this Agreement with respect to any of the Shares.

        2.3   During the period from the date of this Agreement through the Expiration Date, Stockholder shall not take any action that Parent is prohibited from taking pursuant to Sections 4.8(b) and 4.8(e) of the Merger Agreement related to any Parent Alternative Transaction Proposal or Parent Alternative Transaction. The preceding sentence applies to the Stockholder solely in Stockholder's capacity as a stockholder of Parent, not in any other capacity, including, if applicable, as a director and/or officer of Parent; in no event shall the rights and obligations contained in this Agreement affect any rights or obligations, including any applicable fiduciary duties, that Stockholder may have under applicable law in Stockholder's capacity as a director and/or officer of Parent.

ARTICLE 3
AGREEMENT TO VOTE OR CONSENT

        3.1   During the period from the date of this Agreement through the Expiration Date, at every meeting of the Parent Stockholders called with respect to any of the following matters, and at every adjournment or postponement thereof, and on every action or approval by written consent in lieu of a meeting of the Parent Stockholders with respect to the Parent Proposals, Stockholder shall (i) appear at such meeting or otherwise cause the Shares to be counted as present thereat for purposes of calculating a quorum, (ii) vote the Shares in favor of the Parent Proposals, (iii) vote the Shares against approval of any proposals made in opposition to, or in competition with, the Parent Proposals or (iv) vote the Shares against any action or agreement that would result in a breach of any covenant, representation or warranty, or any other obligation or agreement of Parent contained in the Merger Agreement or of the Stockholder contained in this Agreement, or that would preclude fulfillment of a condition under the Merger Agreement to Parent's and the Company's respective obligations to consummate the Merger.

        3.2   Subject to the last sentence of this Section 3.2, by execution of this Agreement, Stockholder does hereby appoint the Company with full power of substitution and resubstitution, as Stockholder's true and lawful attorney and irrevocable proxy, to the fullest extent of Stockholder's rights with respect to the Shares, to vote, each of such Shares solely with respect to the matters set forth in Section 3.1 hereof. Stockholder intends this proxy to be irrevocable and coupled with an interest hereunder until the Expiration Date and hereby revokes any proxy previously granted by Stockholder with respect to the Shares, and represents that none of such previously-granted proxies are irrevocable. Notwithstanding anything contained herein to the contrary, this irrevocable proxy shall automatically terminate upon the Expiration Date.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER

        As of the date hereof (except with respect to permitted transferees that are not parties to this Agreement as of the date hereof) and as of the Closing Date, Stockholder hereby represents and warrants to the Company that:

          (a)   Stockholder is the owner of the number and type of issued and outstanding Shares set forth on Exhibit A attached hereto, with full power to vote or direct the voting of the Shares set forth on Exhibit A for and on behalf of all beneficial owners of such Shares.

          (b)   Stockholder holds all of the Shares set forth in Exhibit A free and clear of any liens, pledges, security interests, claims, options, rights of first refusal, co-sale rights, charges or other encumbrances other than as provided in this Agreement.

          (c)   Stockholder does not own beneficially or of record any Shares on other than those set forth on Exhibit A attached hereto.

          (d)   Stockholder has the legal capacity and full power and authority to make, enter into, deliver and carry out the terms of this Agreement.

          (e)   This Agreement constitutes a valid and binding obligation of Stockholder, and this Agreement is enforceable against Stockholder in accordance with its terms.

          (f)    The execution and delivery by Stockholder of this Agreement, and performance by Stockholder of this Agreement, will not conflict with or result in any violation of or default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation, modification or acceleration of any obligation or loss of any benefit under, the constitutional documents of Stockholder (if an entity), any statute, rule or regulation to which the Stockholder is subject, or any agreement, proxy or other instrument to which Stockholder is a party or by which Stockholder or the Shares set forth on Exhibit A are bound.

          (g)   No consent, approval or authorization of, or designation, declaration or filing with, any governmental authority or other person on the part of Stockholder is required in connection with the valid execution and delivery of this Agreement.

          (h)   Stockholder has not deposited and has not permitted any entity under Stockholder's control to deposit any Shares held by Stockholder or such entity in a voting trust or subject any Shares held by Stockholder or such entity to any arrangement or agreement with respect to the voting of such Shares, except for any of the foregoing that would not conflict with the terms of this Agreement.

ARTICLE 5
GENERAL PROVISIONS

        5.1    Termination.    This Agreement and all obligations of Stockholder hereunder shall terminate and be of no further force or effect on the Expiration Date.

        5.2    Amendment.    Subject to applicable law, this Agreement may be amended or supplemented by the parties hereto at any time by execution of an instrument in writing signed on behalf of each of the Company and Stockholder.

        5.3    Notices.    All notices, deliveries and other communications pursuant to this Agreement shall be in writing and shall be deemed given if delivered personally, telecopied, by globally recognized express delivery service to the parties at the addresses set forth below or to such other address as the party to whom notice is to be given may have furnished to the other parties hereto in writing in accordance herewith. Any such notice, delivery or communication shall be deemed to have been delivered and received (a) in the case of personal delivery, on the date of such delivery, (b) in the case of telecopy, on the day that the party giving notice receives electronic confirmation of sending from the sending telecopy machine (provided, however, that if the telecopy is made on a day other than a Business Day or is made after 5:00 p.m. Eastern Time on any day, then delivery and receipt shall be deemed instead to be on the following Business Day), and (c) in the case of a globally recognized express delivery service, on the Business Day that delivery to the addressee is confirmed pursuant to the service's systems:

          (a)   if to the Company, to:

      Smart Business Holdings, Inc.
      c/o Great Hill Equity Partners III, LP
      1 Liberty Square
      Boston, MA 02109
      Attn: Christopher S. Gaffney
      Facsimile No.: (617) 790-9401
      Telephone No.: (617) 790-9400

      with a copy (which shall not constitute notice) to:

      Goodwin Procter LLP
      Exchange Place
      Boston, MA 02109
      Attn: David F. Dietz
               John T. Haggerty
      Facsimile No.: (617) 523-1231
      Telephone No.: (617) 570-1000

          (b)   if to Stockholder, at the address set forth on the signature page hereof.

        5.4    Terms Generally; Interpretation.    Except to the extent that the context otherwise requires:

          (a)   when a reference is made in this Agreement to an Article, Section, Subsection, Exhibit, Schedule or Recitals, such reference is to an Article, Section or Subsection of, an Exhibit or Schedule or the Recitals to, this Agreement unless otherwise indicated;

          (b)   the headings for this Agreement are for reference purposes only and do not affect in any way the meaning or interpretation of this Agreement;

          (c)   the words "include," "includes" or "including" (or similar terms) are deemed to be followed by the words "without limitation";

          (d)   the words "hereof," "herein" and "hereunder" and words of similar import, when used in this Agreement, refer to this Agreement as a whole and not to any particular provision of this Agreement;

          (e)   any gender-specific reference in this Agreement include all genders;

          (f)    the definitions contained in this Agreement are applicable to the other grammatical forms of such terms;

          (g)   a reference to any legislation or to any provision of any legislation shall include any modification, amendment or re-enactment thereof, any legislative provision substituted therefore and all rules, regulations and statutory instruments issued or related to such legislation.

          (h)   references to a Person are also to its permitted successors and assigns;

          (i)    unless indicated otherwise, mathematical calculations contemplated hereby shall be made to the fifth decimal place, but payments shall be rounded to the nearest whole cent, after aggregating all payments to such party;

          (j)    the parties have participated jointly in the negotiation and drafting hereof; if any ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision hereof; no prior draft of this Agreement nor any course of performance or course of dealing shall be used in the interpretation or construction hereof;

          (k)   no parol evidence shall be introduced in the construction or interpretation of this Agreement unless the ambiguity or uncertainty in issue is plainly discernable from a reading of this Agreement without consideration of any extrinsic evidence;

          (l)    although the same or similar subject matters may be addressed in different provisions of this Agreement, the parties intend that, except as reasonably apparent on the face of the Agreement or as expressly provided in this Agreement, each such provision shall be read separately, be given independent significance and not be construed as limiting any other provision of this Agreement (whether or not more general or more specific in scope, substance or content); and

          (m)  the doctrine of election of remedies shall not apply in constructing or interpreting the remedies provisions of this Agreement or the equitable power of a court considering this Agreement.

        5.5    Counterparts.    This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopy or by electronic delivery in Adobe Portable Document Format, or a similar electronic format, shall be effective as delivery of a manually executed counterpart of this Agreement.

        5.6    Entire Agreement.    This Agreement, the Merger Agreement and the documents, instruments and other agreements specifically referred to herein or therein or delivered pursuant hereto or thereto, including all exhibits and schedules hereto and thereto, constitute the entire agreement of the parties hereto with respect to the subject matter hereof and supersede all prior agreements, term sheets, letters of interest, correspondence (including e-mail) and undertakings, both written and oral, between the parties hereto with respect to the subject matter hereof.

        5.7    Assignment.    Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties (whether by operation of law or otherwise) without the prior written content of the other parties. In no event shall such assignment relieve the Company or Stockholder of its obligations hereunder. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

        5.8    Severability.    If any term or provision of this Agreement or the application of any such term or provision to any Person or circumstance is held by final judgment of a court of competent jurisdiction or arbiter to be invalid, illegal or unenforceable in any situation in any jurisdiction, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. If the final judgment of such court or arbitrator declares that any term or provision hereof is invalid, void or unenforceable, the parties agree to, as applicable, (a) reduce the scope, duration, area or applicability of the term or provision, to delete specific words or phrases, or (b) replace any invalid, illegal or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the original intention of the invalid, illegal or unenforceable term or provision.

        5.9    Failure or Indulgence Not Waiver; Remedies Cumulative.    No failure or delay on the part of either party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof or of any other right. Except as otherwise provided herein all rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

        5.10    Applicable Law.    This Agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware, except those such Laws, the application of which would result in the application of the Laws of any other jurisdiction.

        5.11    Enforcement.    The parties agree that irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with their specific terms. Therefore, the parties shall be entitled to specific performance of the terms hereof, this being in addition to any other remedy to which they are entitled under this Agreement, at law or in equity.

        IN WITNESS WHEREOF, the parties have caused this Voting Agreement to be duly executed on the date and year first above written.

SMART BUSINESS HOLDINGS, INC.
By:
Name: Title:
STOCKHOLDER

(Print Stockholder Name)
By:
(Signature)
Name:
(Print Name)
Title (if applicable):

Address:

EXHIBIT A

[To be completed by Stockholder]

:

Shares beneficially owned:

 SCHEDULE I

        Directors and Officers of LECG Corporation who are Signatories to Voting Agreements

Directors

Garrett Bouton
Richard Boulton
Alison Davis
Michael Jeffery
Ruth Richardson
William Spencer

Officers

Michael Jeffery
Steven Fife
Tina Bussone
Deanne Tully

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  Exhibit 99.4
SCHEDULE I